SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                  ------------

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): April 20, 2006

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                             BROOKLINE BANCORP, INC.
             (Exact name of registrant as specified in its charter)

            Delaware                       0-23695               04-3402944
 -------------------------------  --------------------------  ----------------
 (State or other jurisdiction       (Commission File No.)     (I.R.S. Employer
    of incorporation)                                        Identification No.)


     160 Washington Street, Brookline, Massachusetts               02447-0469
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        (Address of principal executive offices)                  (Zip Code)



                                 (617) 730-3500
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              (Registrant's telephone number, including area code)


                                 Not applicable
                                 --------------
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ]   Written communications pursuant to Rule 425 under the Securities Act
       (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act
       (17 CFR 240.14a-12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the
       Exchange Act (17 CFR 240.14d-2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the
       Exchange Act (17 CFR 240.13e-4(c))

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Item 5.02     Departure of Director
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Upon expiration of his term on April 20, 2006, Oliver F. Ames retired as a member of the Board of Directors of Brookline Bancorp, Inc. (the "Company"). Mr. Ames was initially appointed to the Board of Trustees of the Company's mutual predecessor, Brookline Bank (the "Bank") in 1973. He served as a member of the Executive Committee of the Bank since 1974 and as a member of the Executive Committee of the Company since its inception in 1997. He also served as chairman of the Company's CRA Committee and as a member of the Company's Compensation Committee.

                                    SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.



                                     BROOKLINE BANCORP, INC.


 Date:  April 24, 2006               By: /s/ Paul R. Bechet
                                         ----------------------
                                         Paul R. Bechet
                                         Senior Vice President and Chief
                                         Financial Officer